UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: May 19, 2017
(Date of earliest event reported)

FORD MOTOR COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-3950	38-0549190
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2017, the Company issued a news release announcing several officer elections effective immediately, including the election of James P. Hackett as President and Chief Executive Officer; James D. Farley, Jr., as Executive Vice President and President, Global Markets; Joseph R. Hinrichs as Executive Vice President and President Global Operations; Marcy Klevorn as Executive Vice President and President, Mobility; Mark Truby as Vice President, Communications; and Paul Ballew, as Vice President and Chief Data and Analytics Officer. James P. Hackett was elected to the Board of Directors effective May 19. Mark Fields has elected to retire from the Company effective August 1, 2017, and has resigned from the Board of Directors, effective immediately. The Company also took the following compensation actions:

The Compensation Committee approved the following compensation actions for Mr. Hackett:

•	Annualized base salary increase from $716,000 to $1,800,000

•	Annual Incentive Compensation Plan 2017 target increase from 100% of base salary to 200% of base salary

•	Performance-based Restricted Stock Unit grant valued at $5,250,000 with the same terms as the executive officer Performance-based Restricted Stock Unit grants made in March 2017

•	Time-based Restricted Stock Unit grant valued at $1,750,000 that generally will vest 33% on May 22, 2018, 33% on May 22, 2019, and 34% on May 22, 2020

•	An accession bonus of $1 million

The Compensation Committee approved the following compensation actions for Mr. Hinrichs:

•	Time-base Restricted Stock Unit grant valued at $5,000,000

In addition to the compensation and benefits that Mr. Fields would be entitled to as a retirement eligible participant under the Company’s compensation and benefit plans, Mr. Fields and the Company entered a Separation Agreement under which the Compensation Committee approved the following compensation arrangements:

•	Eligible for Annual Incentive Compensation Plan bonus pro-rated for the period of January 1 to August 1

•	Retention of 2017 Long-Term Incentive Plan grants of Time-based Restricted Stock Units and Performance-based Restricted Stock Units with a three-year performance period

•	Reasonable use of the Company aircraft until August 1, 2017

•	Participation in Ford’s 2017 Select Retirement Program

The Company's news release announcing the elections is attached to this Report as Exhibit 99 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

EXHIBITS*

Designation	Description	Method of Filing

Exhibit 99	News release dated May 22, 2017	Filed with this Report

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY
(Registrant)

Date: May 24, 2017	By:	/s/ Jonathan E. Osgood
Jonathan E. Osgood
Secretary

*
Any reference in the attached exhibit(s) to Ford's corporate website(s) and/or other social media sites or platforms, and the contents thereof, is provided for convenience only; such websites or platforms and the contents thereof are not incorporated by reference into this Report nor deemed filed with the Securities and Exchange Commission.

EXHIBIT INDEX

Designation	Description

Exhibit 99	News release dated May 22, 2017